MM2 GROUP, INC.
                              FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

                                MM(2) GROUP, INC.
                              FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)



                                                                         Page(s)
                                                                         -------

    FINANCIAL INFORMATION (Unaudited)

             Index to the financial statements                              1

             Condensed Balance Sheet as of September 30, 2005               2

             Condensed Statement of Operations for the three months
                  Ended September 30, 2005                                  3

             Condensed Statement of Cash Flows for the three months
                  Ended September 30, 2005                                  4

             Condensed Notes to the Financial Statements                  5 - 18

                             MM(2) GROUP, INC.
                    CONDENSED BALANCE SHEET (UNAUDITED)
                             SEPTEMBER 30, 2005


                                     ASSETS
                                     ------

CURRENT ASSETS
Cash and cash equivalents                                          $    971,598
Prepaid expenses                                                         46,140
                                                                   ------------
      Total current assets                                            1,017,738
                                                                   ------------

PROPERTY AND EQUIPMENT,
      net of accumulated depreciation of $351                             4,081
                                                                   ------------

TOTAL ASSETS                                                       $  1,021,819
                                                                   ============

                     LIABILITIES & STOCKHOLDERS' DEFICIENCY
                     --------------------------------------

CURRENT LIABILITIES

Accounts payable and accrued expenses                              $    424,772
Convertible debentures payable, net of discount of $250,000           1,000,000
                                                                   ------------

      Total current liabilities                                       1,424,772
                                                                   ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIENCY
Preferred stock, $1.00 par value; authorized 1,000,000 shares;
      no shares issued and outstanding                                     --
Common stock:
  Class A - no par value; authorized 10,000,000,000 shares;
      10,000,100 shares issued and outstanding                            1,000
  Class B - no par value; authorized 50,000,000 shares;
      40,000,000 shares issued and outstanding                            1,000
  Class C - $.01 par value; authorized 20,000,000 shares;
      no shares issued and outstanding                                     --
Additional paid-in capital - conversion option                          750,000
Accumulated deficit                                                  (1,154,953)
                                                                   ------------
      Total stockholders' deficiency                                   (402,953)
                                                                   ------------

TOTAL LIABILITIES & STOCKHOLDERS' DEFICIENCY                       $  1,021,819
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                                MM(2) GROUP, INC.
                  CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005



GENERAL AND ADMINISTRATIVE EXPENSES
   General and administrative expenses                            $    174,956
   Depreciation and amortization                                           222
                                                                  ------------

Total general and administrative expenses                              175,178
                                                                  ------------

LOSS FROM OPERATIONS                                                  (175,178)
                                                                  ------------

OTHER (INCOME) EXPENSE
   Interest (income)                                                    (8,202)
   Interest expense                                                     57,639
   Liquidated damages                                                   75,000
   Amortization of discount on debt conversion                         250,000
                                                                  ------------
Total other (income) expense                                           374,437
                                                                  ------------

LOSS FROM OPERATIONS BEFORE INCOME TAXES                              (549,615)

PROVISION FOR INCOME TAXES                                                --
                                                                  ------------

NET LOSS APPLICABLE TO COMMON SHARES                              $   (549,615)
                                                                  ============

NET LOSS PER COMMON SHARE
   Basic and diluted                                              $      (0.01)
                                                                  ============

WEIGHTED AVERAGE SHARES OUTSTANDING
   Basic and diluted                                                50,905,671
                                                                  ============


   The accompanying notes are an integral part of these financial statements.

                                MM(2) GROUP, INC.
                  CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005



CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                           $   (549,615)
   Adjustments to reconcile net loss to net cash used in
     operating activities:
   Depreciation                                                             222
   Amortization of discount on debt conversion                          250,000
   Changes in certain assets and liabilities:
   Prepaid expenses and other assets                                     42,250
   Accounts payable and accrued liabilities                             194,499
                                                                   ------------

      Total cash (used in) operating activities                         (62,644)
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                                      (557)
                                                                   ------------
      Total cash (used in) investing activities                            (557)
                                                                   ------------

NET (DECREASE) IN CASH AND CASH EQUIVALENTS                             (63,201)

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                       1,034,799

                                                                   ------------
CASH AND CASH EQUIVALENTS - END OF PERIOD                          $    971,598
                                                                   ============


SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the period for the following:
   Interest expense                                                $     41,667
                                                                   ============
   Income taxes                                                    $       --
                                                                   ============


   The accompanying notes are an integral part of these financial statements.

                                MM(2) GROUP, INC.
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

NOTE 1-  BUSINESS OPERATIONS AND BACKGROUND
         ----------------------------------

         MM(2) Group, Inc. (the "Company") was incorporated under the laws of New Jersey on December 8, 2004. The Company will seek to acquire private operating company(ies) which management believes has good business fundamentals and significant growth potential.


NOTE 2-  GOING CONCERN
         -------------

         The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates continuation of the Company as a going concern.

         As of September 30, 2005, the Company had a net loss, a negative cash flow from operations as well as negative working capital. These matters raise substantial doubt about the Company's ability to continue as a going concern. Therefore, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheets is dependent upon continued operations of the Company, which in turn, is dependent upon the Company's ability to raise capital and/or generate positive cash flow from operations.

                                MM(2) GROUP, INC.
               NOTES TO CONDENSED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

NOTE 2-  GOING CONCERN (CONTINUED)
         -------------------------

         In order to provide the necessary working capital, in April 2005, the Company entered into a securities purchase agreement with Cornell Capital Partners, LP ("Cornell"), whereby Cornell shall purchase a minimum of $2,500,000 of 5% secured convertible debentures, which shall be convertible into shares of the Company's Class A common stock. Interest on the outstanding principal balance of the secured convertible debentures accrues at the annual rate of 5%. A payment schedule for interest is yet to be determined. Principal payments are due and payable monthly, in arrears, commencing on the earlier of i) the date the registration statement is declared effective by the United States Securities and Exchange Commission or ii) 4 months from the date of the agreement. The Company has the option to redeem a portion or all of the outstanding debentures at 120% of the amount redeemed plus accrued interest. The holder shall be entitled to convert up to 15% of the secured convertible debentures into the Company's Class A Common Stock at a price equal to twenty percent (20%) of the weighted average price of the Class A Common Stock for the first five trading days after the Company Stock becomes listed on the OTC Bulletin Board. The holder shall be entitled to convert the balance of the debenture at a price equal to the lowest closing bid price of the Class A Common Stock for the five (5) trading days immediately preceding the conversion date. Additionally, the Company had also entered into a Standby Equity Distribution Agreement with Cornell, where the Company could, at its discretion, periodically sell shares of Class A Common Stock to raise capital to fund working capital needs. These two financing transactions required the Company to register its common stock under Section 12 (g) of the U.S. Securities Exchange Act of 1934 and subsequently register for resale a number of shares to facilitate these financing transactions. On April 7, 2005, the Company issued $1,250,000 of secured convertible debentures pursuant to the securities purchase agreement.

         The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

                                MM(2) GROUP, INC.
               NOTES TO CONDENSED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)


NOTE 3-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

         USE OF ESTIMATES
         ----------------

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         RESEARCH AND DEVELOPMENT COSTS
         ------------------------------

         Research and development costs will be charged to operations as incurred.

         INCOME TAXES
         ------------

         The Company accounts for income taxes under the Financial Accounting Standards Board ("FASB") of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

         CASH AND CASH EQUIVALENTS
         -------------------------

         The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains cash and cash equivalents balances at several financial institutions that are insured by the Federal Deposit Insurance Corporation up to $100,000. As of September 30, 2005, the Company had $855,704 in excess of the federally insured limits.

                                MM(2) GROUP, INC.
               NOTES TO CONDENSED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)


NOTE 3-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ------------------------------------------------------

         ORGANIZATION COSTS
         ------------------

         Organization costs consist primarily of professional and filing fees relating to the formation of the Company. These costs have been expensed.

         STOCK-BASED COMPENSATION
         ------------------------

         Employee stock awards under the Company's compensation plans are accounted for in accordance with Accounting Principles Board Opinion No. 25 ("APB 25"), "ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES", and related interpretations. The Company provides the disclosure requirements of SFAS No. 123, "ACCOUNTING FOR STOCK-BASED COMPENSATION" ("SFAS 123"), and related interpretations. Stock-based awards to non-employees are accounted for under the provisions of SFAS 123 and the Company adopted the enhanced disclosure provisions of SFAS No. 148 "ACCOUNTING FOR STOCK-BASED COMPENSATION- TRANSITION AND DISCLOSURE," an amendment of SFAS No. 123.

         The Company measures compensation expense for its employee stock-based compensation using the intrinsic-value method. Under the intrinsic-value method of accounting for stock-based compensation, when the exercise price of options granted to employees is less than the estimated fair value of the underlying stock on the date of grant, deferred compensation is recognized and is amortized to compensation expense over the applicable vesting period.

         The Company measures compensation expense for its non-employee stock-based compensation under the Financial Accounting Standards Board
         (FASB) Emerging Issues Task Force (EITF) Issue No. 96-18, "ACCOUNTING FOR EQUITY INSTRUMENTS THAT ARE ISSUED TO OTHER THAN EMPLOYEES FOR ACQUIRING, OR IN CONJUNCTION WITH SELLING, GOODS OR SERVICES". The fair value of the option issued is used to measure the transaction, as this is more reliable than the fair value of the services received. Fair value is measured as the value of the Company's common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty's performance is complete. The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital.

                                MM(2) GROUP, INC.
               NOTES TO CONDENSED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

         PROPERTY AND EQUIPMENT
         ----------------------

         Property and equipment is stated at cost. Depreciation is computed using the straight-line method based upon the estimated useful lives of the assets, generally five to seven years. Maintenance and repairs are charged to expense as incurred.

         EARNINGS (LOSS) PER SHARE
         -------------------------

         SFAS No. 128, "Earnings Per Share" requires presentation of basic earnings per share ("basic EPS") and diluted earnings per share ("diluted EPS").

         The computation of basic EPS is computed by dividing income available to common shareholders by the number of shares issued by the Company. Diluted earnings per share gives effect to all dilutive potential Common shares outstanding during the period. The computation of diluted EPS does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect on earnings resulting from the Company's net loss position. The Company had a warrant to purchase 750,000 shares outstanding as of September 30, 2005. The shares used in the computation are as follows:

                                                For the three
                                                 months ended
                                                 September 30,
                                                     2005
                                                 ------------
         Basis and diluted purposes               50,905,671

                                MM(2) GROUP, INC.
               NOTES TO CONDENSED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)


NOTE 3-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ------------------------------------------------------

         COMPREHENSIVE INCOME
         --------------------

         SFAS No. 130, "Reporting Comprehensive Income", establishes standards for the reporting and display of comprehensive income and its components in the financial statements. The items of other comprehensive income that are typically required to be displayed are foreign currency items, minimum pension liability adjustments, and unrealized gains and losses on certain investments in debt and equity securities. As of September 30, 2005, the Company has no items that represent comprehensive income, and thus, has not included a statement of comprehensive income.

         RECENT ACCOUNTING PRONOUNCEMENTS
         --------------------------------

         In December 2003, the FASB issued Interpretation No. 46-R, "Consolidation of Variable Interest Entities" ("FIN 46-R"). FIN 46-R, which modifies certain provisions and effective dates of FIN No. 46, sets forth criteria to be used in determining whether an investment in a variable interest entity should be consolidated, and is based on the general premise that companies that control another entity through interests other than voting interests should consolidate the controlled entity. The provisions of FIN 46 became effective for the Company during the third quarter of fiscal 2004. The adoption of this new standard did not have any impact on the Company's financial position, results of operations or cash flows.

                                MM(2) GROUP, INC.
               NOTES TO CONDENSED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

NOTE 3-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ------------------------------------------------------

         RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)
         --------------------------------------------

         On December 16, 2004, the Financial Accounting Standards Board ("FASB") published Statement of Financial Accounting Standards No. 123 (Revised
         2004), Share-Based Payment ("SFAS 123R"). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R are effective for small business issuers as of the first interim period that begins after December 15, 2005. Accordingly, the Company will implement the revised standard in the fourth quarter of fiscal year 2005. Currently, the Company accounts for its share-based payment transactions under the provisions of APB 25, which does not necessarily require the recognition of compensation cost in the financial statements (note 3(d)). Management is assessing the implications of this revised standard, which may materially impact the Company's results of operations in the fourth quarter of fiscal year 2005 and thereafter.

NOTE 4-  RELATED PARTY TRANSACTIONS
         --------------------------

         As of September 30, 2005, the Company has accrued $257,832 of deferred compensation for the Chairman and the President of the Company. These deferrals will remain unpaid until the Board of Directors determines that the Company has sufficient liquidity to make such payments. The Chairman and the President of the Company have further agreed, however, to accept payment or partial payment, from time to time, in the form of the Company's Class A Common Stock and/or the Company's Class B Company Stock, at such time as the Board of Directors determines to issue such shares in satisfaction of these accrued liabilities. These amounts have been included in the accrued expense total shown as a current liability on the balance sheet.

         On June 1, 2005, the Company entered into a sub-lease of an office at 750 Highway 34, Matawan, NJ with iVoice, Inc. The rent is on a month-to-month basis for $350 per month, and may be increased from time to time to pass on increases in rent and utilities paid by iVoice, Inc.

                                MM(2) GROUP, INC.
               NOTES TO CONDENSED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

NOTE 5-  INCOME TAXES
         ------------

         The reconciliation of the effective income tax rate to the Federal Statutory rate is as follows:

              Federal Income Tax Rate                              (34.0)%
              Deferred Tax charge (Credit)                           0.0 %
              Effect on Valuation Allowance                         38.1 %
              State Income Tax, Net of Federal Benefits             (4.1)%
              Effective Income Tax Rate                              0.0 %

         The Company has provided a 100% valuation of its deferred tax assets.

NOTE 6-  CONVERTIBLE DEBENTURES PAYABLE
         ------------------------------

         On April 1, 2005, the Company entered into a Securities Purchase Agreement, a 5% Secured Convertible Debenture and an Investor Registration Rights Agreement with Cornell Capital Partners, LP ("Cornell"). According to the terms of these agreements, Cornell shall purchase a minimum of $2,500,000 of 5% secured convertible debentures, which shall be convertible into shares of the Company's Class A common stock, of which $1,250,000 was funded April 7, 2005. Interest on the outstanding principal balance of the secured convertible debentures accrues at the annual rate of 5%. Interest payments on the outstanding principal balance are due and payable monthly commencing on May 1, 2005. Principal payments are due and payable monthly, in arrears, commencing on the earlier of i) the date the registration statement is declared effective by the United States Securities and Exchange Commission or ii) 4 months from the date of the agreement. The Company has the option to redeem a portion or all of the outstanding debentures at 120% of the amount redeemed plus accrued interest. The holder shall be entitled to convert up to 15% of the secured convertible debentures into the Company's Class A Common Stock at a price equal to twenty percent (20%) of the weighted average price of the Class A Common Stock for the first five trading days after the Company Stock becomes listed on the OTC Bulletin Board. The holder shall also be entitled to convert the balance of the debenture at a price equal to the weighted average price of the Class A Common Stock for the first five trading days after the Company Stock becomes listed on the OTC Bulletin Board. In the event of a default, the full principal amount of this Debenture, together with interest and other amounts owing, shall be due and payable in cash, provided however, the Holder may request payment of such amounts in Common Stock of the Obligor.

                                MM(2) GROUP, INC.
               NOTES TO CONDENSED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

NOTE 6-  CONVERTIBLE DEBENTURES PAYABLE (CONTINUED)
         ------------------------------------------

         The Holder may convert all debentures outstanding and accrued interest thereon into shares of Common Stock at a conversion price of ten percent (10%) of the average of the volume weighted average price of the Class A Common Stock for the first five trading days after the Company Stock becomes listed on the OTC Bulletin Board. A Holder may not convert this Debenture or receive shares of Common Stock as payment of interest hereunder to the extent such conversion or receipt of such interest payment would result in the Holder beneficially owning in excess of 4.9% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of interest on, this Debenture. The intrinsic value of the beneficial conversion feature is valued at $750,000 at September 30, 2005 and is recorded as additional paid-in capital. This intrinsic value is being amortized over the term of the original debenture (9 months).

         Pursuant to the terms of the Investor Registration Rights Agreement with Cornell, the Company was to file a registration statement with the SEC within seventy five (75) calendar days and to use its best efforts to have the Initial Registration Statement declared effective by the SEC no later than one hundred eighty (180) calendar days after the date of the agreement. In the event of default of the registration rights agreement, the Company will pay liquidated damages, either in cash or shares of the Company's Common Stock, at 2% of the liquidated value of the Convertible Debentures outstanding for each thirty (30) day period after the Scheduled Filing Deadline or the Scheduled Effective Deadline as the case may be. Any Liquidated Damages payable hereunder shall not limit, prohibit or preclude the Investor from seeking any other remedy available to it under contract, at law or in equity. As of the September 30, 2005, the Company has incurred approximately $75,000 of liquidated damages as an event of default for failing to file the initial registration statement within seventy five calendar days.

                                MM(2) GROUP, INC.
               NOTES TO CONDENSED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)


NOTE 7-  COMMITMENTS AND CONTINGENCIES
         -----------------------------

         As discussed in Note 2 and Note 6, the Company has entered into a security purchase agreement with certain purchasers for the sale of $2,500,000 in convertible debentures. The debentures will be convertible into Class A common stock at the discretion of the holders. Additionally, the Company has entered into a Standby Equity Distribution Agreement whereby the Company, at its discretion, may periodically sell to an investor, shares of Class A Common Stock to raise capital to fund its working capital needs. These transactions will require the Company to register its common stock under Section 12
         (g) of the Securities Exchange Act of 1934 and subsequently register for resale a number of shares to facilitate these financial transactions.

         In April 2005, the Company entered into a Placement Agent Agreement with Monitor Capital Inc. to act as its exclusive placement agent in connection with the Standby Equity Distribution Agreement. The Placement Agent services shall consist of reviewing the terms of the Standby Equity Distribution Agreement and advising the Company with respect to those terms. Upon the execution of this Agreement, the Company shall issue to the Placement Agent or its designee shares of the Company's Common Stock in an amount equal to Ten Thousand U.S. Dollars (USD $10,000) divided by the closing Bid Price of the Company's Common Stock, as quoted by Bloomberg, LP.

         The Company entered into two employment agreements with Jerome Mahoney, its non-executive Chairman of the Board and Mark Meller, its President and Board Member, as of December 15, 2004. Each of the employment agreements is for a term through December 31, 2011 and provides for annual compensation of $200,000 with an annual increase of 10%. In addition, each executive shall be entitled to Company sponsored fringe benefits and annual bonuses in accordance with the Company policies and plans in effect for Executive officers of the Company. The executives shall also be granted stock options under the Company's stock option plan, as adopted by the Board of Directors and the shareholders of the Company. The executives will each receive a $750,000 bonus for the successful completion of the registration of the Company's stock on Form S-1, SB-2 and any other such form of registration statement is declared effective by the Securities and Exchange Commission. This bonus shall be paid in a lump sum on the date of the registration statement in declared effective, or alternately, at the discretion of the Company and with the agreement of the Executive, in shares of the Company's Class B Common Stock.

                                MM(2) GROUP, INC.
               NOTES TO CONDENSED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

NOTE 7-  COMMITMENTS AND CONTINGENCIES (CONTINUED)
         -----------------------------

         The Company has retained an independent law firm of Dechert LLP to advice the Company in connection with the feasibility of the reverse merger into a public company, the registration statement to be filed with the SEC relating to an equity line of credit and potentially, other acquisitions. A retainer has been provided and this firm will provide monthly billings according to services provided at their prevailing rates.

         On June 1, 2005, the Company entered into a sub-lease of an office at 750 Highway 34, Matawan, NJ with iVoice, Inc. The rent is on a month-to-month basis for $350 per month, and may be increased from time to time to pass on increases in rent and utilities paid by iVoice, Inc.


NOTE 8-  CAPITAL STOCK
         -------------

         Pursuant to the Company's certificate of incorporation, as amended, the Company is authorized to issue 10,000,000,000 shares of Class A Common Stock, no par value per share, 50,000,000 shares of Class B Common Stock, no par value per share, 20,000,000 shares of Class C Common Stock, par value $0.01 per share, and 1,000,000 shares of Preferred Stock, par value of $1.00 per share. Below is a description of the Company's outstanding securities, including Class A Common Stock, Class B Common Stock, Class C Common Stock, and Preferred Stock.

         PREFERRED STOCK
         ---------------

         The Company is authorized to issue 1,000,000 shares of Preferred Stock, par value $1.00 per share. As of September 30, 2005, the Company has not issued any shares of Preferred Stock.

                                MM(2) GROUP, INC.
               NOTES TO CONDENSED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)


NOTE 8-  CAPITAL STOCK (CONTINUED)
         -------------


         CLASS A COMMON STOCK
         --------------------

         As of September 30, 2005, there are 10,000,000,000 shares of Class A Common Stock authorized, no par value, and 10,000,100 shares were issued and outstanding.

         Each holder of Class A Common stock is entitled to receive ratably dividends, if any, as may be declared by the Board of Directors out of funds legally available for payment of dividends. The Company has never paid any dividends on its Common Stock and does not contemplate doing so in the foreseeable future. The Company anticipates that any earnings generated from operations will be used to finance its growth objectives.

         CLASS B COMMON STOCK
         --------------------

         As of September 30, 2005, there are 50,000,000 shares of Class B Common Stock authorized, no par value, and 40,000,000 shares issued and outstanding. Each holder of Class B Common Stock has the right to convert each share of Class B Common Stock into the number of shares of Class A Common Stock determined by dividing the number of Class B Common Stock being converted by a 50% of the lowest price that the Company had ever issued its Class A Common Stock. Every holder of Class B Common Stock has voting rights equal to 100 shares of Class A Common Stock. Each holder of Class B Common stock is entitled to receive ratably dividends or other distributions, as declared, equal to the dividends declared on such number of shares of Class A Common Stock that would be issued upon the conversion of the Class B Common Stock.

         CLASS C COMMON STOCK
         --------------------

         As of September 30, 2005, there are 20,000,000 shares of Class C Common Stock authorized, par value $.01 per share. Each holder of Class C Common Stock is entitled to 1,000 votes for each share held of record. Shares of Class C Common Stock are not convertible into Class A Common Stock. Upon liquidation, dissolution or wind-up, the holders of Class C Common Stock are not entitled to receive our net assets pro rata. As of September 30, 2005, no shares were issued or outstanding.

                                MM(2) GROUP, INC.
               NOTES TO CONDENSED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)


NOTE 9-  WARRANTS
         --------

         In April 2005, the Company sold to Cornell Capital a warrant to purchase 750,000 shares of its common stock for a purchase price of $10. The exercise price shall be the average of the volume weighted average prices of the Company's Common Stock, as quoted by Bloomberg, LP for the first five (5) trading days after the Company's Common Stock becomes listed on the OTC Bulletin Board. The warrants expire two years from the date of issue.


NOTE 10- SUBSEQUENT EVENTS
         -----------------

         On October 19, 2005, Wien Group, Inc. ("Wien", "Wien (NJ)" or the "Company") completed its previously disclosed acquisition (the "Acquisition") of all of the outstanding shares of MM2 Group, Inc., a New Jersey corporation ("OldMM2"). The Acquisition was effected pursuant to the terms of the Acquisition Agreement dated July 8, 2005 (the "Acquisition Agreement") between the Company, Stephen Wien, OldMM2 and the stockholders of OldMM2 as of the date of the Acquisition Agreement. Prior to the closing of the Acquisition, the Company, Stephen Wien, OldMM2 and the stockholders of OldMM2 amended certain terms and conditions of the Acquisition Agreement. The primary changes were (i) allowing fractional shares of Wien to be issued in connection with the Acquisition, (ii) amending section 5.11 to correctly state the authorized capital stock of Wien (NJ) and its predecessor, Wien Group, Inc., a New York corporation ("Wien (NY)") and (iii) amending section 9.07(g) to specify the authorized stock of Wien (NJ) following the reincorporation.

                                MM(2) GROUP, INC.
               NOTES TO CONDENSED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

NOTE 10- SUBSEQUENT EVENTS (CONTINUED)
         -----------------------------


         On March 17, 2006, the Company entered into a Waiver and Extension Agreement and an Amended Investor Registration Right Agreement with Cornell Capital to extend the maturity date of the debenture for an additional 6 months from January 1, 2006 to July 1, 2006 and further agree that the maturity date shall be further extended for an additional 6 months. The Amended Investor Registration Rights Agreement also reset the deadline for filing the Initial Registration Statement with the SEC until June 16, 2006 and for the Company to use its best efforts to have the Initial Registration Statement declared effective by the SEC no later than July 14, 2006, and if the Company fails to file the Registration Statement by the Scheduled Filing Deadline, the Company shall pay the Investors one (1) month of liquidated damages. The Waiver and Extension Agreement also provides that Cornell will waive any Event of Default that may have occurred prior to the date hereof solely due to the failure of the Company to pay monies owed under the terms of the debenture and to waive any claim to liquidated damages owed by the Company to Cornell pursuant to the terms of the Registration Rights Agreement.

         In consideration for the above, the Company issued to Cornell a warrant to purchase 20,000,000 shares of the Company's class A common stock for a period of 5 years at an exercise price of $0.05 per share. The shares of Common Stock to be issued upon exercise of the Warrant shall be registered in accordance with the Registration Rights Agreement (or as subsequently amended). The Company's failure to register such shares of Common Stock shall be an Event of Default under the Convertible Debentures issued under the Securities Purchase Agreement dated April 1, 2005 (or as subsequently amended).












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